UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

AmeriGas Propane, L.P. Amendment to Credit Agreement

On November 15, 2023, AmeriGas Propane, L.P. (the “Borrower”), a Delaware limited partnership and an indirect, wholly owned subsidiary of UGI Corporation, entered into a First Amendment to Credit Agreement (the “Amendment”), by and among the Borrower, AmeriGas Propane, Inc., a Pennsylvania corporation (the “Parent”), the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Agent”), which amended the Credit Agreement, dated as of September 28, 2022, by and among the Borrower, the Parent, the lenders party thereto from time to time (the “Lenders”), and the Agent (as amended, the “AmeriGas Credit Agreement”).

The Amendment provides that (a) the revolving loan commitments under the AmeriGas Credit Agreement are reduced to $400 million from $600 million, and (b) the minimum Interest Coverage Ratio (as defined in the Amendment) shall be (i) 2.50:1.00 for any fiscal quarter ending between September 30, 2023 and September 30, 2024, and (ii) for any fiscal quarter ending after September 30, 2024, (x) 2.75:1.00 when the Consolidated MLP Total Leverage Ratio (as defined in the AmeriGas Credit Agreement) is greater than or equal to 5.00:1.00 or (y) 2.50:1.00 when the Consolidated MLP Total Leverage Ratio is less than 5.00:1.00.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 regarding the Amendment is hereby incorporated into this Item 2.03 by reference. This description is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
First Amendment to Credit Agreement, dated November 15, 2023, by and among AmeriGas Propane, L.P., AmeriGas Propane, Inc., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

November 20, 2023	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Secretary